Exhibit 99.2

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

PPL MANAGEMENT, INC. AND SUBSIDIARIES

TABLE OF CONTENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

INDEPENDENT ACCOUNTANTS’ REPORT

Board of Directors and Stockholders

PPL Management, Inc. and Subsidiaries

Eau Claire, Wisconsin

We have reviewed the accompanying consolidated balance sheet of PPL Management, Inc. and Subsidiaries as of September 30, 2009, and the related consolidated statements of operations, equity and cash flows for the nine-month periods ended September 30, 2009 and 2008. This interim financial information is the responsibility of the company’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, the objective of which is the expression of an opinion regarding the financial information taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ LarsonAllen LLP

Eau Claire, Wisconsin

January 21, 2010

(1)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2009

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$61,174,666
Accounts Receivable:
Current Billings on Contracts	53,116,673
Retainages on Contracts	3,799,096
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	5,250,067
Other Receivables	15,461
Prepaid Expenses	7,515,062

Total Current Assets	130,871,025

INVESTMENTS AND OTHER ASSETS
Equity in Joint Venture	1,501,290

PROPERTY AND EQUIPMENT
Land	693,609
Equipment	71,573,915
Vehicles	11,253,743
Office equipment	1,171,304
Building	1,100,287

Total	85,792,858
Less Accumulated Depreciation	22,455,392

Net Property and Equipment	63,337,466

Total Assets	$195,709,781

See accompanying Notes to Financial Statements.

(2)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET (CONTINUED)

SEPTEMBER 30, 2009

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Current Maturities of Long-Term Debt	$16,939,353
Accounts Payable
Current	26,972,960
Retainage	1,495,153
Billings in Excess of Costs and Estimated
Earnings on Uncompleted Contracts	54,242,088
Accrued Expenses:
Compensation	5,934,343
Taxes, Other than Income Taxes	3,150,064
Profit Sharing	157,199
Union Benefits	4,530,144

Total Current Liabilities	113,421,304

LONG-TERM LIABILITIES
Long-Term Debt (Less Current Maturities)	21,621,401

Total Long-Term Liabilities	21,621,401

Total Liabilities	135,042,705

CONTROLLING INTEREST IN EQUITY
Members’ Equity	58,817,438

NON-CONTROLLING INTEREST IN EQUITY	1,849,638

Total Equity	60,667,076

Total Liabilities and Equity	$195,709,781

See accompanying Notes to Financial Statements

(3)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

	2009	2008

CONTRACT REVENUES EARNED	$163,478,426	$357,163,527

CONTRACT COSTS	127,669,806	282,677,076

CONTRACT GROSS PROFIT	35,808,620	74,486,451

OPERATING EXPENSES	3,735,348	3,477,443

INCOME FROM OPERATIONS	32,073,272	71,009,008

OTHER INCOME (EXPENSE)
Interest Income	140,118	467,981
Miscellaneous Income	95,889	29,235
Gain (Loss) on Sale of Assets	(81,995)	(13,778)
Interest Expense	(1,413,054)	(1,326,052)
Income Tax	(70,705)	(56,000)
Miscellaneous Expense	(827)	(26,823)

Total Other Expense	(1,330,574)	(925,437)

NET INCOME BEFORE NON-CONTROLLING INTEREST	30,742,698	70,083,571

Non-controlling Interest in Net Income	29,053	1,849,929

NET INCOME	$30,713,645	$68,233,642

See accompanying Notes to Financial Statements.

(4)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EQUITY

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

		Non-controlling
	Controlling Interest	Interest	Total Equity

BALANCE, JANUARY 1, 2008	$36,913,391	$2,592,372	$39,505,763

Net Income	68,233,642	1,849,929	70,083,571

Distributions	(50,703,777)	(630,840)	(51,334,617)

Transfer of Vehicles	(790,161)	790,161	—

BALANCE, SEPTEMBER 30, 2008	$53,653,095	$4,601,622	$58,254,717

BALANCE, JANUARY 1, 2009	$42,001,107	$4,972,268	$46,973,375

Net Income	30,713,645	29,053	30,742,698

Distributions	(13,897,314)	(3,151,683)	(17,048,997)

BALANCE, SEPTEMBER 30, 2009	$58,817,438	$1,849,638	$60,667,076

See accompanying Notes to Financial Statements

(5)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$30,713,645	$68,233,642
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Non-controlling Interest in Net Income	29,053	1,849,929
Depreciation	8,388,324	6,115,711
(Gain) Loss on Sale of Equipment	81,995	(5,007)
Equity in Net Income from Joint Venture	231,004	(4,136,783)
Provision for Allowance for Doubtful Accounts	900,000	—
(Increase) Decrease in:
Contract Accounts Receivable	(47,348,793)	(43,883,944)
Prepaid Expenses	(3,652,301)	(923,673)
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	(1,318,570)	(5,348,388)
Increase (Decrease) in:
Accounts Payable	17,222,350	2,792,101
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	52,917,370	37,978,664
Accrued Expenses	8,582,549	11,480,120

Net Cash Provided by Operating Activities	66,746,626	74,152,372

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for Purchase of Equipment and Vehicles	(5,225,199)	(6,967,681)
Proceeds from Sale of Property Plant and Equipment	161,214	18,785
Distributions from Investment In Joint Venture	—	5,750,000

Net Cash Used by Investing Activities	(5,063,985)	(1,198,896)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Long-Term Debt	(9,521,001)	(10,704,542)
Proceeds from Long-Term Debt	284,568	2,070,943
Net Change in Line of Credit	—	3,500,000
Distributions - Controlling Interest	(17,048,997)	(51,334,617)

Net Cash Used by Financing Activities	(26,285,430)	(56,468,216)

NET INCREASE IN CASH AND CASH EQUIVALENTS	35,397,211	16,485,260

Cash and Cash Equivalents - Beginning of Period	25,777,455	16,885,602

CASH AND CASH EQUIVALENTS - END OF PERIOD	$61,174,666	$33,370,862

SUPPLEMENTAL DISCLOSURES
Interest Paid	$1,413,054	$1,326,052
Non-cash Investing and Financing Transactions:
Transfer of equipment from controlling interest to non-controlling interest	—	790,161
Property and equipment additions acquired with long-term debt	10,558,353	22,111,927

See accompanying Notes to Financial Statements

(6)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company’s Business and Operating Cycle

PPL Management, Inc. is the holding company for Precision Pipeline, LLC (Pipeline). Pipeline services the oil and gas industries which own and operate interstate and intrastate pipelines in the United States as both a general contractor and subcontractor. The Company constructs large and small diameter loop and lateral lines.

The length of the Company’s contracts varies, but is typically less than one year. Accordingly, assets to be realized and liabilities to be liquidated within the operating cycle are classified as current assets and liabilities.

Basis of Consolidation

In January 2008, PPL Management, Inc. acquired additional membership units of Precision Pipeline, LLC. After this acquisition PPL owned a controlling interest in Precision Pipeline, LLC (98%). Prior to 2008 PPL Management, Inc. was a variable interest entity of Precision Pipeline, LLC. The remaining two percent ownership is included in non-controlling interest in equity in the accompanying financial statements. The consolidated group included in the accompanying financial statements has not changed.

Certain variable interest entities (VIEs) are required to be consolidated by the primary beneficiary of the entity if the investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

The consolidated financial statements include the statements of PPL Management, Inc. (PPL), Precision Pipeline, LLC (Pipeline) and two VIEs, Precision Transport, LLC (Transport), and Precision Land Company, LLC (Land), of which Pipeline is the primary beneficiary. All transactions and balances between Pipeline, Transport, Land, and PPL have been eliminated upon consolidation.

Estimates and Assumptions

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

Revenues from fixed-price, modified fixed-price and unit price construction contracts are recognized on the percentage-of-completion method, only after the contract attains a 10% completion stage, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended costs to be the best available measure of progress on these contracts.

(7)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition (Continued)

Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method, or ratably over the term of the project, depending upon the terms of the individual contract. Because of inherent uncertainties in estimating costs and revenues, it is at least reasonably possible that the estimates used will change.

Contract costs include all direct material, subcontractors, labor costs, and equipment costs and those indirect costs related to contract performance. Operating expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revenues are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period. Profit incentives are included in revenues when their realization is reasonably assured. Claims are included in revenues when realization is probable and the amount can be reliably estimated.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Concentrations of Credit Risk

The Company performs credit evaluations of its customers and subcontractors and may require surety bonds. Liens are filed, when permissible, on construction contracts where collection problems are anticipated. As of September 30, 2009, accounts receivable are due from gas and utility companies.

The Company’s cash balances are maintained in various bank deposit accounts. At various times during the year the balances in those accounts were in excess of those insured by the Federal Deposit Insurance Corporation.

Cash and Cash Equivalents

Cash equivalents are securities held for cash management purposes having maturities of three months or less from date of purchase.

Contracts Receivable

Contracts receivable from performing construction are based on contracted prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 120 days are considered delinquent.

(8)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contracts Receivable (Continued)

Delinquent receivables are written off based on individual credit valuation and specific circumstances of the customer. An allowance of $900,000 for delinquent receivables has been recorded at September 30, 2009.

Contract receivables from two customers in 2009 represented approximately 82% of total customer receivables for the nine-month period ended September 30, 2009. No other customers represented greater than 10% of the total customer receivables in 2009.

Joint Ventures

The Company accounts for joint ventures using the one-line equity method of accounting for equity in the joint venture and proportionate consolidation for revenues and expenses of the joint venture.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation. The Company depreciates property and equipment using the straight-line method over the estimated lives of the assets. The estimated useful lives are as follows:

Equipment	3-7 Years
Vehicles	5 Years
Office Equipment	5-7 Years
Building	39 Years

Long-Lived Assets

Long-lived assets to be held and used are tested for recoverability whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over the fair value of the asset. Certain long-lived assets to be disposed of by sale are reported at the lower of carrying amount or fair value less cost to sell.

Income Taxes

Pipeline, Transport, and Land are Wisconsin limited liability companies and are taxed under the partnership provisions of the Internal Revenue Code and comparable state regulations. As such, the companies do not pay federal or state income taxes on their taxable income. Instead, the members report on their personal income tax returns, the companies’ taxable income and tax credits.

The PPL Management has elected to be taxed as an S Corporation. Under provisions of the Internal Revenue Code and similar provisions of Wisconsin law, the Company does not pay federal or state corporate income taxes on its taxable income.

(9)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Continued)

In lieu of corporation income taxes, the stockholders include their respective shares of the Company’s taxable income and tax credits in their individual income tax returns.

The companies have committed to making distributions to the members and shareholders to offset income taxes incurred as a result of the pass-through income.

The Company’s 2006 through 2009 tax years are open for examination by federal and state taxing authorities.

NOTE 2	CUSTOMER CONCENTRATIONS

Contract revenues from two customers represented approximately 81% and 85% of total contract revenues for the nine-month periods ended September 30, 2009 and 2008, respectively. No other customers represented greater than 10% of the total contract revenues in 2009 and 2008.

NOTE 3	COSTS, ESTIMATED EARNINGS AND BILLINGS ON CONTRACTS IN PROCESS

2009
Costs Incurred on Uncompleted Projects	$738,463,339
Estimated Gross Profit	77,227,506

Contract Revenues Earned	815,690,845
Less: Billings to Date	864,682,866

Total	$(48,992,021)

Reported in the accompanying consolidated balance sheets as follows:

2009
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	$5,250,067
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	(54,242,088)

Total	$(48,992,021)

(10)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 4	JOINT VENTURE

Precision Pipeline, LLC owns a 25% interest in Global Pipeline Partners, LLC, a joint venture. The joint venture is recorded on the equity basis at September 30, 2009 and 2008. The Company has recognized income (loss) of $(231,005) and $4,136,784 from the joint venture for the periods ended September 30, 2009 and 2008, respectively.

The joint venture is accounted for using the one-line equity method on the accompanying consolidated balance sheets and the proportionate consolidation method on the accompanying consolidated statements of operations. At September 30, 2009, Precision Pipeline, LLC had receivables from this joint venture of approximately $40,599,000.

NOTE 5	REVOLVING CREDIT LINE

The Company has a line of credit with a bank at U.S. prime (3.25% at September 30, 2009) with a minimum rate of 4.5%. Total credit facility of $14,000,000 requiring monthly installments of interest only, due May 15, 2010, secured by a general business security agreement and guarantees of the members. There were no amounts outstanding on this line at September 30, 2009.

The Company’s revolving credit lines contain certain restrictive covenants which include maintaining certain financial ratios, restrictions on mergers and acquisitions, sales of receivables, conduct of business, sale and leaseback transactions, indebtedness and liens, guarantees of others’ debt, and loans to other entities. As of September 30, 2009 and for the 9 month period then ended, management is not aware of any covenant violations.

(11)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 6	LONG-TERM NOTES PAYABLE

Payable to:
Line of credit with a bank. Total credit facility of $4,000,000 requiring monthly installments of $105,349, including interest at 5.70%, due August 2011, secured by a general business security agreement.	$1,222,644

Note payable to a bank in monthly installments of $22,066, including interest at 6.99%, due December 31, 2011, secured by vehicles.	549,578

Note payable to a bank in monthly installments of $33,552, including interest at 7.25%, due April 27, 2010, secured by vehicles.	233,709

Note payable to a bank in monthly installments of $72,698, including interest at 5.50%, due June 15, 2011, secured by vehicles.	1,409,619

Note payable to a bank in monthly installments of $72,698, including interest at 5.50%, due July 16, 2014, secured by vehicles.	1,939,420

Note payable to a bank in monthly interest payments at LIBOR + 1.85 (2.93% at December 31, 2008), due March 10, 2022, secured by mortgage and guarantees of members	1,207,522

7.00% note payable to a bank in monthly installments of $4,753, including interest, due October, 2010, secured by vehicles.	560,080

5.55% Equipment line of credit with a bank. Total credit facility of $1,200,000 requiring monthly installments of $4,669, including interest, secured by a general business security agreement and guarantees of the members.	279,555

Notes payable to financing companies due in monthly installments ranging from $3,085 to $24,393, including interest ranging from 0% to 7.53%, due dates ranging from January 2009 to September 2012, secured by equipment and vehicles.	964,870

(12)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 6	LONG-TERM NOTES PAYABLE (CONTINUED)

Capitalized lease obligations, at imputed interest rates ranging from 0% to 8.36%, monthly payments totaling $614,406, secured by leased assets.	$30,193,757

Total	38,560,754
Less: Current Portion	16,939,353

Long-Term Portion	$21,621,401

Maturity requirements on long-term debt as of September 30, 2009 are as follows:

Year Ending September 30,	Amount
2010	$16,939,353
2011	8,117,818
2012	2,603,144
2013	5,717,284
2014	4,181,399
Thereafter	1,001,756

Total	$38,560,754

NOTE 7	LEASE AGREEMENTS

Office and shop facilities are leased under operating lease agreements. The office lease was an annual lease that expired June 30, 2007. The shop lease was a month-to-month rental agreement. Rent expense for these operating leases for the nine-month periods ended September 30, 2009 and 2008, was $12,750 and $4,151, respectively.

The Company rents various pieces of construction equipment under month-to-month and long-term lease agreements. The long-term equipment leases are operating and capital leases which expire in various years through 2014. In addition, the Company is required to pay maintenance and insurance costs. Rental payments on all the equipment operating leases amounted to approximately $2,300,000 for the nine-month period ended September 30, 2009.

(13)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 7	LEASE AGREEMENTS (CONTINUED)

Capitalized leased assets consist of:

Equipment and Vehicle	$47,114,053
Less - Accumulated depreciation	10,619,797

Total	$36,494,256

Minimum lease payments for capital and operating leases in future years are as follows:

	Capital Leases	Operating Leases
Year Ending September 30,
2010	$14,756,964	$756,136
2011	6,567,481	—
2012	2,329,267	—
2013	5,556,849	—
2014	3,828,960	—

Total Minimum Lease Payments	$33,039,521	$756,136

Less: Interest	(2,845,764)

Present Value of Minimum Lease Payments	$30,193,757

NOTE 8	QUALIFIED RETIREMENT PLAN

The Company has adopted a qualified profit sharing plan. Employee eligibility is determined by age, years of service, and the number of hours worked. Contributions to the plan are at the discretion of the board of directors, but may not exceed 25% of total eligible compensation. The Company matches employees’ voluntary contributions up to 4% of compensation. The Company’s contributions to the plan were $203,854 and $190,371 for the nine-month periods ended September 30, 2009 and 2008, respectively. Employees are permitted to make voluntary contributions up to the maximum amount allowed by the Internal Revenue Code.

NOTE 9	BUY-SELL AGREEMENT

The members and the Company have a buy-sell agreement. In the event of a member’s death, disability, or termination, the remaining members have the option to redeem the applicable shares of common stock at a price determined under the terms of the agreement.

(14)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 10	LABOR FORCE

100% of the Company’s contract labor personnel are covered by collective bargaining agreements. The agreements are scheduled to expire within two years.

The Company makes contributions to various multi-employer union pension plans. The Plans cover all of the Company’s union employees. The contributions are determined in accordance with the provisions of the negotiated labor contracts based on the aggregate number of hours worked. Information as to the Company’s portion of the accumulated plan benefits, plan net assets and unfunded vested benefits is not determinable. In the event of withdrawal from the Plan(s), the Company may be subject to payment of a withdrawal liability. Management does not intend to take action which would subject it to such liability.

Contributions to the various unions for the various union fringe benefits, including pension, were approximately $10,000,000 and $35,000,000 for the nine-month periods ended 2009 and 2008, respectively.

NOTE 11	VARIABLE INTEREST ENTITIES

A company that holds a variable interest in an entity is required to consolidate the entity if the company’s interest in the variable interest entity (VIE) is such that the company will absorb a majority of the VIE’s expected losses and/or receive a majority of the VIE’s expected residual returns, if they occur. In such cases, the company is the primary beneficiary of the VIE. Additional disclosures are required about primary beneficiaries and other significant variable interest holders. As a result, the entities described below have been included in these financial statements.

Precision Transport, LLC is a transportation company that provides transportation services to Precision Pipeline, LLC. Precision Land Company, LLC was created to own the land and building that Precision Pipeline is using for its office and shop facilities. These two entities began operations in 2006. Precision Pipeline has guaranteed all of the financing of these entities and has the primary risk of loss related to these notes. Therefore Precision Pipeline, LLC is considered the primary beneficiary of these entities.

(15)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 11 VARIABLE INTEREST ENTITIES (CONTINUED)

The financial information of Precision Transport Company, LLC, and Precision Land Company, LLC for the nine-month periods ended September 30, 2009 and 2008 is summarized below:

	2009
	Precision Transport Company, LLC	Precision Land Company, LLC

Assets	$4,647,772	$870,276
Liabilities	4,132,326	1,207,522

Members’ Equity	$515,446	$(337,246)

Revenues	$12,635,042	$246,744
Expenses	13,303,448	178,641

Net Income (Loss)	$(668,406)	$68,103

	2008
	Precision Transport Company, LLC	Precision Land Company, LLC

Assets	$6,593,166	$1,312,450
Liabilities	3,589,216	1,240,126

Members’ Equity	$3,003,950	$72,324

Revenues	$21,479,154	$198,637
Expenses	21,067,201	164,077

Net Income	$411,953	$34,560

NOTE 12	COMMITMENTS AND CONTINGENCIES

The Company is currently party to various claims and legal proceedings arising from the normal course of business. Although the outcome and the eventual liability of the Company, if any, in these matters cannot be presently determined, it is the opinion of management that the resolution of those claims not covered by insurance will not have a material adverse effect on the financial condition of the Company.

NOTE 13	FAIR VALUES OF FINANCIAL INSTRUMENTS

The fair values of financial instruments at September 30, 2009 were as follows:

Cash and cash equivalents –

The carrying amount reported in the consolidated balance sheets approximates fair value based on current interest rates.

(16)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008

NOTE 13	FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Long-term debt –

The Company’s long-term debt is fixed and variable rate loans that reprice within three years; therefore, the carrying value of the Company’s long-term debt approximates fair value based on current incremental borrowing rates available for similar arrangements.

NOTE 14	RELATED PARTY TRANSACTIONS

The Company had transactions with three companies that are owned or controlled by relatives of the shareholders. Purchases of subcontractors, materials and supplies totaled $7,827,812 and $11,168,531 for the nine month periods ended September 30, 2009 and 2008, respectively. Income from equipment rentals from two of the companies was $661,833 for the period ended September 30, 2008. There was no rental income in 2009.

The transactions with the related parties include accounts payable of $3,685,790 as of September 30, 2009.

NOTE 15	SUBSEQUENT EVENTS

Subsequent to September 30, 2009 MasTec, Inc. purchased all of the membership interests of Precision Pipeline, LLC and Precision Transport, LLC.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through January 21, 2010, the date the financial statements were issued.

(17)